UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   September 20, 2007

Optium Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33109	59-3684497
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation)

200 Precision Road
Horsham, PA		19044
(Address of Principal Executive Offices)		(Zip Code)

(267) 803-3800
(Registrant’s telephone number,
including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02             Results of Operations and Financial Condition

On December 6, 2007, Optium Corporation issued an earnings release announcing its financial results for the first quarter ended November 3, 2007.  A copy of the earnings release is attached as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01             Financial Statements and Exhibits

(d)              Exhibits

Exhibit No.	Description
99.1	Press Release of Optium Corporation, dated December 6, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPTIUM CORPORATION

	By:	/s/ Christopher Brown
	Name:	Christopher Brown
	Title:	General Counsel and Vice
President Corporate Development
Date: December 6, 2007

Exhibit Index

Exhibit No.	Description
99.1	Press Release of Optium Corporation dated December 6, 2007